EXHIBIT 10.1

Execution Version

AMENDMENT NO. 2 (this “Amendment”) dated as of July 29, 2014 TO THE SUBSCRIPTION AGREEMENT, among AMERICAN EXPRESS CREDIT CORPORATION, a Delaware corporation, as Borrower (the “Borrower”); CITIBANK N.A., SYDNEY BRANCH, COMMONWEALTH BANK OF AUSTRALIA, NATIONAL AUSTRALIA BANK LIMITED and WESTPAC BANKING CORPORATION, as Mandated Lead Arrangers and Bookrunners; the BANKS party to the Subscription Agreement referenced below; and CITISECURITIES LIMITED, as facility agent (in such capacity, the “Facility Agent”).

WHEREAS, the parties have entered into a Subscription Agreement dated as of August 3, 2011 (as amended by Amendment No. 1 thereto dated as of July 19, 2013, the “Subscription Agreement”);

WHEREAS, the Borrower has requested that the Subscription Agreement be amended in certain respects as provided in this Amendment; and

WHEREAS, pursuant to Section 9.5 of the Subscription Agreement, the Banks are, on terms and conditions stated below, willing to grant the request of the Borrower, and the Borrower and the Banks have agreed to amend the Subscription Agreement as set forth in this Amendment;

Section 1.  Definitions.  Except as otherwise defined herein, terms defined in the Subscription Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Subscription Agreement is hereby amended as follows:

2.01.  Section 1.1 of the Subscription Agreement is hereby amended to insert in alphabetical order the following new definitions:

“Anti-Corruption Laws”  means all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Replacement Lender” has the meaning set forth in Section 9.6(h).

“Sanctioned Country” means at any time a country or territory that is the subject or target of any Sanctions.

“Sanctioned Person”  means at any time (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control  of the U.S. Department of Treasury or U.S. Department of State or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, the government of Australia, the government of New Zealand, the Hong Kong Monetary Authority or the government of Japan.

2.02.  Clause (i) of the definition of Reference Banks in Section 1.1 of the Subscription Agreement is hereby amended in its entirety to read as follows:

“(i) for the purpose of determining the London Interbank Offered Rate, Citibank N.A. and Barclays Bank PLC;”

2.03.  The reference to “August 3, 2015”  in the definition of “Tranche A Termination Date” in Section 1.1 of the Subscription Agreement is amended to read “August 3, 2017”.

2.04.  The reference to “August 3, 2016”  in the definition of “Final Termination Date” in Section 1.1 of the Subscription Agreement is amended to read “August 3, 2017”.

2.05.  The pricing grid applicable to Tranche A Loans set forth immediately under the heading “Tranche A” in the definition of “Applicable Margin” in Schedule 1.1(b) of the Subscription Agreement is hereby amended to read as follows:

	Level I	Level II	Level III	Level IV	Level V	Level VI	Level VII
Applicable Margin	0.450%	0.500%	0.550%	0.600%	0.700%	0.800%	1.000%
Facility Fee Rate	0.450%	0.500%	0.550%	0.600%	0.700%	0.800%	1.000%

2.06.  Section 4.13 of the Subscription Agreement is hereby amended in its entirety to read as follows:

“SECTION 4.13.    Anti-Corruption Laws and Sanctions.  The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees, and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) the Borrower, any Subsidiary  or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby is a Sanctioned Person.  No Loan, use of proceeds of or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.”

2.07.  Section 5.1(a) of the Subscription Agreement is hereby amended to delete the words “the balance sheet of the Borrower and” in the second line thereof.

2.08.  Section 5.1(f) of the Subscription Agreement is hereby amended in its entirety to read as follows:

“(f)           [Intentionally Omitted];”

2.09.  Section 5.8 of the Subscription Agreement is hereby amended by inserting the following sentence at the end thereof:

“Neither the Borrower, any of its Subsidiaries, nor any of its or their respective directors, officers or employees shall use the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing, or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

2.10.  Section 6.1(b) of the Subscription Agreement is hereby amended in its entirety to read as follows:

“(b)           the Borrower shall fail to observe or perform any covenant applicable to it contained in Section 5.2(a) (solely with respect to failure to maintain existence of the Borrower), 5.4, 5.5, 5.7 or 5.8;”

2.11.  Section 8.3(b) of the Subscription Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, no Bank shall be entitled to seek compensation for costs imposed pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act or Basel III unless it is the general policy of such Bank at such time to seek compensation from other investment grade borrowers with the same or similar ratings under yield protection provisions in credit agreements with such borrowers that provide for such compensation and the applicable Bank is in fact generally seeking such compensation from such borrowers.”

2.12.  Article IX of the Subscription Agreement is hereby amended to add the following new Section 9.6(h) at the end thereof:

“(h)           In the event that S&P or Moody’s, shall, after the date that any Person becomes a Bank, downgrade the long-term senior, unsecured debt ratings of such Bank, and the resulting ratings shall be below BBB- or Baa3, respectively, or the equivalent, then the Borrower shall have the right, but not the obligation, upon notice to such Bank and the Facility Agent, to replace such Bank with an Assignee in accordance with and subject to the restrictions contained in Section 9.6(d) (a “Replacement Lender”).  Upon any such downgrading of any Bank’s long-term senior, unsecured debt rating, such Bank hereby agrees to transfer and assign (in accordance with this Section) all of its Commitments, Loans and other rights and obligations under the Credit Documents to such Replacement Lender; provided further that (i) such assignment shall be without recourse, representation or warranty (other than that such Bank owns the Commitments, Loans and Loan Notes being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Replacement Lender shall be in the par principal amount of such Banks’s Loans, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts, owing by the Borrower to such Bank hereunder.  Upon any such termination or assignment, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of, and subject to the obligations of, any provisions of the Credit Documents which by their terms survive the termination of this Agreement.”

Section 3.  Representations and Warranties.  The Borrower represents and warrants as to itself that (a) the representations and warranties set forth in Article IV of the Subscription Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment and (b) no Default shall have occurred and be continuing.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendment of the Subscription Agreement contemplated hereby shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

4.01.  Execution by All Parties.  This Amendment shall have been executed and delivered by the Borrower and each of the Banks.

4.02.  Fees.  The Borrower shall have paid all accrued fees and expenses of the Facility Agent (including the reasonable fees and expenses of counsel to the Facility Agent in connection with this Amendment), and the Facility Agent shall have received for the account of each extending Bank the extension fee in an amount that shall have been agreed between the Borrower and the Facility Agent.

4.03.  Tranche A Commitments.  Each of the actions set forth in Section 5 shall have occurred.

Section 5.  Reallocation of Tranche A Commitments.   Immediately and automatically upon the effectiveness of this Amendment, if any Tranche A Loans shall be outstanding then the Borrower shall borrow from each of the Banks whose Tranche A Commitment is increasing (each an “Increasing Tranche A Bank”), and the Increasing Tranche A Banks shall make Tranche A Loans to the Borrower (in the case of Tranche A Euro-Dollar Loans, with Interest Periods ending on the dates of any then outstanding Interest Periods), and (notwithstanding the provisions of Section 2 of the Subscription Agreement requiring that borrowings and prepayments be made ratably in accordance with the principal amounts of the Tranche A Loans held by the Banks) the Borrower shall prepay Tranche A Loans held by the other Tranche A Banks in each case in such amounts as may be necessary, together with any amounts payable under Section 2.14 of the Subscription Agreement as a result of such prepayment, so that after giving effect to such Tranche A Loans and prepayments, the Tranche A Loans (and Interest Periods of Tranche A Euro-Dollar Loans) shall be held by the Tranche A Banks pro rata in accordance with the respective amounts of their Tranche A Commitments (as modified hereby) as listed on Schedule 1 hereto.  To effect the foregoing payments, the related transfers of funds shall be netted to the extent necessary to minimize the actual flows of funds between the relevant parties.

Section 6.  Miscellaneous.  Except as herein provided, the Subscription Agreement shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

AMERICAN EXPRESS CREDIT CORPORATION

By: __/s/ Kerri Bernstein_______
Name:  Kerri Bernstein
Title:  Vice President

CITIBANK, N.A., SYDNEY BRANCH

By:  /s/ Lachlan Tracey
           Name:  Lachlan Tracey
           Title:    Director

By:  /s/ Alex Allegos
           Name:  Alex Allegos
           Title:    Director

WESTPAC BANKING CORPORATION

By:  /s/ Robert Cameron
           Name:  Robert Cameron
           Title:    Associate Director

COMMONWEALTH BANK OF AUSTRALIA

By:  /s/ Sean Syket
           Name:  Sean Syket
           Title:    Executive Director

NATIONAL AUSTRALIA BANK LIMITED

By:  /s/ Matthew Clendenny
           Name:  Matthew Clendenny
           Title:    Associate Director

SUMITOMO MITSUI BANKING CORPORATION

By:  /s/ Katsuyuki Kubo
           Name:  Katsuyuki Kubo
           Title:    Managing Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:  /s/ Robert Grillo
           Name:  Robert Grillo
           Title:    Director

BANK OF AMERICA, N.A.

By:  /s/ Scott W. Reynolds
           Name:  Scott W. Reynolds
           Title:    Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:  /s/ John McGill
           Name:  John McGill
           Title:    Director

By:  /s/ Ming K. Chu
           Name:  Ming K. Chu
           Title:    Vice President

JPMORGAN CHASE BANK, N.A.

By:  /s/ Evelyn Gold
           Name:  Evelyn Gold
           Title:    Vice President

MIZUHO BANK, LTD.

By:  /s/ Robert Anthony Hutchfield
           Name:  Robert Anthony Hutchfield
           Title:    General Manager

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:  /s/ Doreen Barr
           Name:  Doreen Barr
           Title:    Authorized Signatory

By:  /s/ Samuel Miller
           Name:  Samuel Miller
           Title:    Authorized Signatory

LLOYDS BANK PLC (F/K/A LLOYDS TSB BANK PLC)

By:  /s/ Daven Popat
           Name:  Daven Popat
           Title:    Senior Vice President

By:  /s/ Dennis McClellan
           Name:  Dennis McClellan
           Title:    Assistant Vice President

ROYAL BANK OF CANADA

By:  /s/ Timothy Hallam
           Name:  Timothy Hallam
           Title:    Managing Director

THE ROYAL BANK OF SCOTLAND PLC

By:  /s/ William Burke
           Name:  William Burke
           Title:    Director

UBS AG, AUSTRALIA BRANCH

By:  /s/ Luke Goldsworthy
           Name:  Luke Goldsworthy
           Title:    Director

By:  /s/ Kelly Morton
           Name:  Kelly Morton
           Title:    Executive Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., SYDNEY BRANCH

By:  /s/ Eugene Hwee Jin Ong
           Name:  Eugene Hwee Jin Ong
           Title:    Managing Director

GOLDMAN SACHS LENDING PARTNERS LLC

By:  /s/ Michelle Latzoni
           Name:  Michelle Latzoni
           Title:    Authorized Signatory

HSBC BANK AUSTRALIA LIMITED

By:  /s/ Hamiset Kelly
           Name:  Hamiset Kelly
           Title:    Managing Director

STANDARD CHARTERED BANK

By:  /s/ Felipe Macia
           Name:  Felipe Macia
           Title:    Managing Director

By:  /s/ Hsing H. Huang
           Name:  Hsing H. Huang
           Title:    Associate Director

TORONTO DOMINION (TEXAS) LLC

By:  /s/ Robyn Zeller
           Name:  Robyn Zeller
           Title:    Vice President

THE NORTHERN TRUST COMPANY

By:  /s/ Sophia Love
           Name:  Sophia Love
           Title:    Vice President

KOREA EXCHANGE BANK CO., LTD (SYDNEY BRANCH)

By:  /s/ Jong Min Jeong
           Name:  Jong Min Jeong
           Title:    General Manager

SCHEDULE 1

TRANCHE A BANK COMMITMENTS

Name	Tranche A Commitment
Westpac Banking Corporation	A$197,250,000.00
Citibank, N.A., Sydney Branch	A$141,250,000.00
Commonwealth Bank of Australia	A$141,250,000.00
National Australia Bank Limited	A$141,250,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sydney Branch	A$126,000,000.00
Sumitomo Mitsui Banking Corporation	A$126,000,000.00
Mizuho Bank, Ltd.	A$126,000,000.00
Australia and New Zealand Banking Group Limited	A$126,000,000.00
Bank of America, N.A.	A$97,500,000.00
Deutsche Bank AG New York Branch	A$97,500,000.00
JPMorgan Chase Bank, N.A.	A$97,500,000.00
Credit Suisse AG, Cayman Island Branch	A$97,500,000.00
Royal Bank of Canada	A$97,500,000.00
The Royal Bank of Scotland plc	A$97,500,000.00
Standard Chartered Bank	A$71,000,000.00
HSBC Bank Australia Limited	A$56,500,000.00
Lloyds Bank, plc	A$45,000,000.00
Toronto Dominion (Texas) LLC	A$45,000,000.00
UBS AG, Australia Branch	A$45,000,000.00
Korea Exchange Bank Co., LTD (Sydney Branch)	A$15,000,000.00
The Northern Trust Company	A$12,500,000.00
TOTAL	A$2,000,000,000